                                                                    Exhibit 1(q)


                  FORM OF THIRD AMENDMENT DATED MAY 1, 2005 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended as follows to reflect (i) the redesignation of Growth Portfolio to "Large Cap Growth Portfolio"; (ii) the redesignation of Capital Appreciation Portfolio to "Forty Portfolio;" and (iii) the redesignation of Flexible Income Portfolio to "Flexible Bond Portfolio:"


                                   SCHEDULE A


Series of the Trust                             Available Classes
-------------------                             -----------------

Balanced Portfolio                              Institutional Shares
                                                Service Shares

Core Equity Portfolio                           Institutional Shares
                                                Service Shares

Flexible Bond Portfolio                         Institutional Shares
                                                Service Shares

Forty Portfolio                                 Institutional Shares
                                                Service Shares

Global Life Sciences Portfolio                  Institutional Shares
                                                Service Shares

Global Technology Portfolio                     Institutional Shares
                                                Service Shares
                                                Service II Shares

Growth and Income Portfolio                     Institutional Shares
                                                Service Shares

International Growth Portfolio                  Institutional Shares
                                                Service Shares
                                                Service II Shares

Series of the Trust                             Available Classes
-------------------                             -----------------

Foreign Stock Portfolio                         Service Shares

Large Cap Growth Portfolio                      Institutional Shares
                                                Service Shares

Mid Cap Growth Portfolio                        Institutional Shares
                                                Service Shares

Mid Cap Value Portfolio                         Institutional Shares
                                                Service Shares

Money Market Portfolio                          Institutional Shares
                                                Service Shares

Risk-Managed Core Portfolio                     Service Shares

Risk-Managed Growth Portfolio                   Service Shares

Small Company Value Portfolio                   Service Shares

Worldwide Growth Portfolio                      Institutional Shares
                                                Service Shares
                                                Service II Shares


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